UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number:     811-22780

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:     (212) 832-3232

Date of fiscal year end:     November 30

Date of reporting period:     May 31, 2019

Item 1. Reports to Stockholders.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended May 31, 2019. The total returns for Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended May 31, 2019
Cohen & Steers MLP Income and Energy Opportunity Fund at Net Asset Value[a]	4.36%
Cohen & Steers MLP Income and Energy Opportunity Fund at Market Value[a]	11.26%
Blended Benchmark—90% Alerian MLP Index/10% ICE BofAML Fixed-Rate Preferred Securities Index[b]	3.95%
Alerian MLP Index[b]	3.29%
S&P 500 Index[b]	0.74%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Distribution Policy

The Fund makes regular monthly distributions at a level rate (the Policy). Dividends from net investment income, if any, are declared quarterly and paid monthly. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s current or accumulated earnings and profits. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]

The Alerian MLP Index (Total Return) is a capped, float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total Master Limited Partnership (MLP) float-adjusted market capitalization. The ICE BofAML Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Market Review

In the six months ended May 31, 2019, MLPs generated a positive total return and outperformed the broad market. The gains occurred in the face of global growth concerns, weak energy commodity prices and reduced pipeline volume expectations, factors that would normally be considered significant headwinds for the asset class.

The period got off to a difficult start in December as MLPs suffered a sharp drop along with the broad equity market. Trade tensions raised apprehensions about economic growth and energy demand, resulting in a steep slide in crude oil prices from their September highs. Credit markets also weakened and tax-loss selling accelerated into year end, which likely contributed to selling pressure for midstream companies as well.

Share prices rebounded early in the new year, buoyed by higher crude oil prices, tighter credit spreads, more favorable conditions for the broad equity markets, and strong inflows into dedicated midstream funds. Earnings results were also largely supportive of share prices, and we believe many midstream companies established 2019 guidance that factored in a lower commodity price environment, which should set achievable expectations for this year.

Late in the period, renewed trade war concerns and indications of slowing global growth weighed on crude oil and natural gas prices once more. This resulted in weakness in global equity markets. However, the declines for midstream companies were more modest, affirming the defensive characteristics of the asset class that we believe are key to its investment case. One driver of this strong relative performance has been continued high interest from private equity investors, who have recently announced or completed several transactions in the midstream energy industry at premium multiples.

The industry’s transition to a self-funded business model, which has been underway since late 2014, continued to progress well, and we believe the distribution cutting cycle is nearing an end. Reflecting the industry’s evolved philosophy on capital allocation, several companies canceled projects due to inadequate return expectations, while others introduced share buyback programs, which we think are directly attributable to improved governance and management compensation policies. We believe using excess cash to pay down debt will remain a high priority for companies, although stock repurchases may become increasingly common over time.

Fund Performance

The Fund had a positive total return in the period and outperformed its blended benchmark on both a NAV and market price basis.

Natural gas pipelines were the top-performing sector, led by TC Pipelines, which benefited from strong natural gas demand early in the year because of unseasonably cold weather. Our security selection and underweight allocation in natural gas pipelines detracted from relative performance, as the Fund did not own TC Pipelines in favor of other securities that we believe offered better long-term prospects.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

The crude/refined products sector outperformed. Buckeye Partners received an all-cash bid from an Australian private equity investor at a substantial premium to the unit’s prior closing price. We view the acquisition as confirmation that many private-market investors believe listed midstream firms are undervalued at current levels. Overall, security selection in the crude/refined products sector, including an overweight position in Buckeye Partners, contributed to the Fund’s relative performance.

Performance among diversified midstream companies was also favorable. Energy Transfer LP declined modestly despite announcing healthy results and progress on several growth-oriented projects. This underperformance likely stemmed from the company continuing to maintain elevated capital expenditures. NGL Energy Partners rose sharply after the company exceeded earnings expectations and announced a stock buyback program, which we believe investors interpreted to mean that a distribution cut is not likely in the near term. Security selection in the diversified sector detracted from relative performance, as the Fund did not own NGL Energy Partners.

The gathering & processing sector was little changed overall but experienced a wide dispersion in returns. EQT Midstream Partners underperformed on continued delays to its Mountain Valley Pipeline project. Western Midstream Partners sold off from speculation that the company may be sold following Occidental Petroleum’s acquisition of the MLP’s parent, Anadarko. The sector also saw considerable private equity interest, including Blackstone acquiring a majority interest in Tallgrass Energy for $3.3 billion, giving it full ownership of Tallgrass Energy GP and a 44% economic interest in the parent company. The Fund’s security selection in the sector hindered relative performance.

Propane companies, typically viewed as a defensive sector due to the steady nature of the business, nevertheless widely trailed other MLP categories. The timing of our allocations in the propane sector, in what was a volatile environment for equities, contributed to the Fund’s relative performance. A decision not to own fracking sand provider Hi-Crush Partners, which declined sharply along with oilfield service companies, also aided relative performance.

Preferred securities generated healthy returns in anticipation that the U.S. Federal Reserve would cut interest rates in response to slowing growth and in the absence of inflationary pressures. The Fund’s underweight allocation in preferreds detracted from relative performance.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), contributed significantly to the Fund’s NAV performance for the period.

Sincerely,

BEN MORTON	TYLER S. ROSENLICHT
Portfolio Manager	Portfolio Manager

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of May 31, 2019, leverage represented 31% of the Fund’s managed assets.

Through a combination of variable and fixed-rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods expiring in 2021 and 2022 (where we effectively reduce our variable rate obligation and lock in our fixed-rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	31%
% Fixed Rate	90%
% Variable Rate	10%
Weighted Average Rate on Financing	3.4%
Weighted Average Term on Financing	2.3	years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

[a]	Data as of May 31, 2019. Information is subject to change.
[b]	See Note 6 in Notes to Financial Statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

May 31, 2019

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Managed Assets

Enterprise Products Partners LP	$53,291,850	14.2
Energy Transfer LP	47,396,886	12.7
Plains GP Holdings LP, Class A	30,901,268	8.3
MPLX LP	26,333,325	7.0
Buckeye Partners LP	20,509,861	5.5
EQM Midstream Partners LP	13,248,337	3.5
EnLink Midstream LLC	13,134,852	3.5
Western Midstream Partners LP	12,692,600	3.4
Antero Midstream Corp.	10,278,242	2.7
Crestwood Equity Partners LP	10,012,425	2.7

[a]

Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)

(Unaudited)

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

May 31, 2019 (Unaudited)

		Shares/Units	Value
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES	131.4%
COMPRESSION	1.4%
Archrock, Inc.[a]		406,196	$3,602,959

CRUDE/REFINED PRODUCTS	42.9%
Andeavor Logistics LPa		209,649	7,312,557
BP Midstream Partners LPa		381,100	5,556,438
Buckeye Partners LPa		503,186	20,509,861
CrossAmerica Partners LP		127,000	2,039,620
Genesis Energy LPa		177,357	3,869,930
MPLX LPa		861,129	26,333,325
PBF Logistics LPa		271,737	5,461,914
Plains All American Pipeline LP		166,300	3,760,043
Plains GP Holdings LP, Class Aa		1,372,170	30,901,268
Shell Midstream Partners LPa		192,200	4,041,966

			109,786,922

DIVERSIFIED MIDSTREAM	42.6%
Altus Midstream Co., Class Aa,b		364,800	1,670,784
Energy Transfer LPa		3,449,555	47,396,886
Enterprise Products Partners LPa		1,910,787	53,291,850
Kinder Morgan Canada Ltd., 144A (Canada)[c]		42,257	371,421
Kinder Morgan, Inc.[a]		189,079	3,772,126
Summit Midstream Partners LPa		352,132	2,556,478

			109,059,545

GATHERING & PROCESSING	35.5%
Antero Midstream Corp.[a]		841,100	10,278,242
CNX Midstream Partners LPa		294,900	4,323,234
Crestwood Equity Partners LPa		281,802	10,012,425
DCP Midstream Partners LPa		178,700	5,436,054
Enable Midstream Partners LPa		573,400	7,448,466
EnLink Midstream LLC[a]		1,265,400	13,134,852
EQM Midstream Partners LPa		307,386	13,248,337
Hess Midstream Partners LPa		173,718	3,352,757
Keyera Corp. (Canada)		60,295	1,452,505
Oasis Midstream Partners LPa		200,300	3,925,880
Targa Resources Corp.[a]		91,700	3,526,782
Tidewater Midstream & Infrastructure Ltd. (Canada)		2,100,000	2,175,200
Western Midstream Partners LPa		434,827	12,692,600

			91,007,334

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2019 (Unaudited)

		Shares/Units	Value
MARINE SHIPPING/OFFSHORE	2.8%
GasLog Ltd.		89,300	$1,285,920
GasLog Partners LP (Monaco)		278,749	5,889,966

			7,175,886

NATURAL GAS PIPELINES	2.6%
Cheniere Energy, Inc.[a,b]		44,786	2,829,579
Equitrans Midstream Corp.[a]		140,000	2,780,400
Tellurian, Inc.[a,b]		146,000	1,122,740

			6,732,719

OTHER	1.6%
NextEra Energy Partners LP		46,800	2,070,900
Sprague Resources LPa		111,217	1,920,718

			3,991,618

PROPANE	2.0%
Suburban Propane Partners LPa		223,687	5,122,432

TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified cost—$324,924,735)			336,479,415

PREFERRED SECURITIES—$25 PAR VALUE	5.2%
BANKS	1.7%
Bank of America Corp., 6.00%, Series EEd		31,475	836,291
Bank of America Corp., 6.00%, Series GGd		23,900	634,067
Bank of America Corp., 5.875%, Series HHd		5,400	141,750
BB&T Corp., 5.85%[d]		13,975	353,707
Citigroup, Inc., 6.30%, Series Sd		7,401	192,500
Citizens Financial Group, Inc., 6.35% to 4/6/24, Series Dd,e		3,400	90,950
First Republic Bank, 5.50%, Series Dd		10,000	254,000
GMAC Capital Trust I, 8.303%, (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)[f]		25,215	651,051
JPMorgan Chase & Co., 8.303%, Series Yd		10,600	272,102
Regions Financial Corp., 5.70% to 5/15/29, Series Cd,e		9,000	228,420
Wells Fargo & Co., 5.85% to 9/15/23, Series Qd,e		9,042	231,656
Wells Fargo & Co., 5.625%, Series Yd		14,575	369,914

			4,256,408

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2019 (Unaudited)

		Shares/Units	Value
CHEMICALS	0.3%
CHS, Inc., 7.50%, Series 4[d]		29,741	$816,093

DIVERSIFIED FINANCIAL SERVICES	0.4%
Apollo Global Management LLC, 6.375%, Series Bd		14,252	362,001
Morgan Stanley, 6.875% to 1/15/24, Series Fd,e		12,868	357,216
Morgan Stanley, 5.85% to 4/15/27, Series Kd,e		7,704	203,385
National Rural Utilities Cooperative Finance Corp., 5.50%, due 5/15/64		7,000	179,200

			1,101,802

ELECTRIC—REGULATED ELECTRIC	0.3%
CMS Energy Corp., 5.875%, due 10/15/78		5,875	157,979
CMS Energy Corp., 5.875%, due 3/1/79		10,850	281,340
Duke Energy Corp., 5.75%, Series Ad		13,725	362,889

			802,208

FINANCIAL—INVESTMENT ADVISORY SERVICES	0.2%
Ares Management Corp., 7.00%, Series Ad		14,750	392,203
Legg Mason, Inc., 5.45%, due 9/15/56		8,200	204,508

			596,711

INSURANCE	0.5%
LIFE/HEALTH INSURANCE	0.1%
Prudential Financial, Inc., 5.625%, due 8/15/58		3,000	79,440
Unum Group, 6.25%, due 6/15/58		13,750	356,675

			436,115

MULTI-LINE	0.2%
WR Berkley Corp., 5.70%, due 3/30/58		23,350	588,887

PROPERTY CASUALTY—FOREIGN	0.1%
Enstar Group Ltd., 7.00% to 9/1/28, Series D (Bermuda)[d,e]		6,000	154,140

REINSURANCE—FOREIGN	0.1%
Arch Capital Group Ltd., 5.45%, Series Fd		6,000	146,760

TOTAL INSURANCE			1,325,902

INTEGRATED TELECOMMUNICATIONS SERVICES	0.0%
AT&T, Inc., 5.625%, due 8/1/67		3,500	91,560

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2019 (Unaudited)

		Shares/Units	Value
MARINE SHIPPING/OFFSHORE	0.1%
GasLog Partners LP, 8.625% to 6/15/27, Series A (Monaco)[d,e]		11,000	$272,250

PIPELINES	0.7%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)[e]		7,737	204,412
Energy Transfer Operating LP, 7.375% to 5/15/23, Series Cd,e		37,850	883,419
Energy Transfer Operating LP, 7.625% to 8/15/23, Series Dd,e		15,525	373,997
Energy Transfer Operating LP, 7.600% to 5/15/24, Series Ed,e		7,900	194,814

			1,656,642

REAL ESTATE	0.3%
DIVERSIFIED	0.2%
VEREIT, Inc., 6.70%, Series Fd		15,487	389,033

INDUSTRIALS	0.0%
PS Business Parks, Inc., 5.75%, Series Ud		3,100	79,236

SHOPPING CENTERS—COMMUNITY CENTER	0.1%
Kimco Realty Corp., 5.625%, Series Kd		6,460	163,438

TOTAL REAL ESTATE			631,707

UTILITIES	0.7%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)[e]		5,675	144,542
Integrys Holding, Inc., 6.00% to 8/1/23, due 8/1/73[e]		18,029	471,459
NextEra Energy Capital Holdings, Inc., 5.650%, due 3/1/79, Series N		9,659	250,458
NiSource, Inc., 6.50% to 3/15/24, Series Bd,e		9,266	244,159
Southern Co./The, 5.25%, due 12/1/77		17,000	428,230
Spire, Inc., 5.90%, Series Ad		4,375	113,225

			1,652,073

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$12,822,276)			13,203,356

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2019 (Unaudited)

		Principal Amount		Value
PREFERRED SECURITIES—CAPITAL SECURITIES	7.5%
BANKS	2.0%
Bank of America Corp., 5.875% to 3/15/28, Series FFd,e		$175,000		$180,848
Bank of America Corp., 6.25% to 9/5/24, Series Xa,d,e		730,000		780,837
Bank of America Corp., 8.05%, due 6/15/27, Series Ba		200,000		251,461
Citigroup, Inc., 6.25% to 8/15/26, Series Ta,d,e		575,000		615,063
Citigroup, Inc., 5.90% to 2/15/23[a,d,e]		350,000		359,429
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series Ca,d,e		320,000		326,949
CoBank ACB, 6.25% to 10/1/22, Series Fd,e		4,300	†	449,888
JPMorgan Chase & Co., 6.053%, (3 Month US LIBOR + 3.47%), Series I (FRN)[a,d,f]		488,000		488,725
JPMorgan Chase & Co., 6.00% to 8/1/23, Series Rd,e		457,000		477,400
SunTrust Banks, Inc., 5.125% to 12/15/27, Series Hd,e		205,000		197,899
Wells Fargo & Co., 6.381%, (3 Month US LIBOR + 3.77%), Series K (FRN)[a,d,f]		725,000		729,024
Wells Fargo Capital X, 5.95%, due 12/1/86, (TruPS)[a]		270,000		313,325

				5,170,848

BANKS—FOREIGN	2.0%
Banco Bilbao Vizcaya Argentaria SA, 6.125% to 11/16/27 (Spain)[d,e,h]		200,000		178,678
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)[a,c,d,e]		200,000		211,102
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)[d,e,g,h]		800,000		826,093
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[d,e,h]		200,000		203,978
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)[c,d,e,h]		200,000		204,843
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[c,d,e,h]		200,000		202,128
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)[c,d,e,h]		200,000		207,878
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)[d,e,h]		400,000		400,856
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[d,e,h]		600,000		613,725
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (United Kingdom)[d,e,h]		400,000		420,000
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)[a,d,e,h]		600,000		634,500

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2019 (Unaudited)

		Principal Amount	Value
Societe Generale SA, 7.375% to 9/13/21, 144A (France)[a,c,d,e,h]		$200,000	$205,624
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[a,c,d,e,h]		400,000	414,256
UBS Group Funding Switzerland AG, 6.875% to 8/7/25 (Switzerland)[d,e,g,h]		400,000	411,904

			5,135,565

ELECTRIC—INTEGRATED ELECTRIC—FOREIGN	0.1%
Electricite de France SA, 5.625% to 1/22/24, 144A (France)[c,d,e]		100,000	100,214

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.3%
General Electric Co., 5.00% to 1/21/21, Series Da,d,e		670,000	624,584
General Electric Co., 5.875%, due 1/14/38, Series MTN[a]		145,000	160,068

			784,652

INSURANCE	0.5%
LIFE/HEALTH INSURANCE	0.2%
Brighthouse Financial, Inc., 4.70%, due 6/22/47		240,000	192,312
MetLife, Inc., 6.40%, due 12/15/36		180,000	199,204
MetLife, Inc., 5.875% to 3/15/28, Series Da,d,e		152,000	157,741
Voya Financial, Inc., 6.125% to 9/15/23, Series Aa,d,e		90,000	93,208

			642,465

MULTI-LINE	0.0%
American International Group, Inc., 8.175% to 5/15/38, due 5/15/58[e]		56,000	67,296

MULTI-LINE—FOREIGN	0.1%
AXA SA, 6.379% to 12/14/36, 144A (France)[c,d,e]		200,000	222,798

PROPERTY CASUALTY	0.1%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48[a,e]		150,000	155,530

PROPERTY CASUALTY—FOREIGN	0.1%
Swiss Re Finance Luxembourg SA, 5.00% to 4/2/29, due 4/2/49, 144A (Switzerland)[c,e]		200,000	207,350

			1,295,439

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2019 (Unaudited)

		Principal Amount		Value
INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)[c]		$300	†	$316,500

MATERIAL—METALS & MINING	0.1%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (Australia)[a,c,e]		200,000		224,757

PIPELINES	0.9%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[e]		375,000		371,893
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)[e]		400,000		395,686
Plains All American Pipeline LP, 6.125% to 11/15/22, Series Ba,d,e		357,000		331,730
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)[a,e]		1,071,000		1,096,934

				2,196,243

TELECOMMUNICATION—COMMUNICATIONS	0.1%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)[e]		250,000		259,521

UTILITIES	1.4%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[e]		845,000		907,712
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)[c,e]		1,800,000		2,013,840
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79[e]		300,000		307,064
NiSource, Inc., 5.65% to 6/15/23[d,e]		200,000		199,372
Southern Co./The, 5.50% to 3/15/22, due 3/15/57, Series Ba,e		200,000		203,022

				3,631,010

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$18,851,135)				19,114,749

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2019 (Unaudited)

		Shares	Value
SHORT-TERM INVESTMENTS	2.2%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 2.30%[i]		5,761,348	$5,761,348

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$5,761,348)			5,761,348

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$362,359,494)	146.3%		374,558,868
LIABILITIES IN EXCESS OF OTHER ASSETS	(46.3)		(118,536,956)

NET ASSETS (Equivalent to $9.56 per share based on 26,793,340 shares of common stock outstanding)	100.0%		$256,021,912

Glossary of Portfolio Abbreviations

FRN	Floating Rate Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TruPS	Trust Preferred Securities

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2019 (Unaudited)

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	All or a portion of the security is pledged as collateral in connection with the Fund’s credit agreement. $243,490,913 in aggregate has been pledged as collateral.
[b]	Non-income producing security.
[c]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $4,902,711 which represents 1.9% of the net assets of the Fund, of which 0.0% are illiquid.

[d]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[e]	Security converts to floating rate after the indicated fixed-rate coupon period.
[f]	Variable rate. Rate shown is in effect at May 31, 2019.
[g]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $1,237,997 which represents 0.5% of the net assets of the Fund, of which 0.0% are illiquid.

[h]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $4,924,463 which represents 1.9% of the net assets of the Fund (1.3% of the managed assets of the Fund).

[i]	Rate quoted represents the annualized seven-day yield.

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2019 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$362,359,494)	$374,558,868
Foreign currency, at value (Identified cost—$21,433)	21,252
Receivable for:
Investment securities sold	5,199,369
Dividends, distributions and interest	483,483
Other assets	20,241

Total Assets	380,283,213

LIABILITIES:
Payable for:
Credit agreement	117,000,000
Investment securities purchased	6,208,285
Investment advisory fees	326,540
Interest expense	277,235
Dividends declared	120,736
Administration fees	26,123
Directors’ fees	1,879
Other liabilities	300,503

Total Liabilities	124,261,301

NET ASSETS	$256,021,912

NET ASSETS consist of:
Paid-in capital	$375,680,379
Total distributable earnings/(accumulated loss)	(119,658,467)

$256,021,912

NET ASSET VALUE PER SHARE:
($256,021,912 ÷ 26,793,340 shares outstanding)	$9.56

MARKET PRICE PER SHARE	$9.24

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(3.35)%

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2019 (Unaudited)

Investment Income:
Distributions from master limited partnerships	$11,885,510
Less return of capital on distributions	(11,807,833)

Net distributions from master limited partnerships	77,677
Dividend income (net of $66,961 of foreign withholding tax)	1,424,964
Interest income	497,189

Total Investment Income	1,999,830

Expenses:
Investment advisory fees	1,893,544
Interest expense	1,629,681
Administration fees	182,601
Professional fees	150,387
Shareholder reporting expenses	26,707
Custodian fees and expenses	13,865
Transfer agent fees and expenses	10,078
Directors’ fees and expenses	7,266
Miscellaneous	24,798

Total Expenses	3,938,927

Net Investment Income (Loss), net of income taxes	(1,939,097)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	122,467
Foreign currency transactions	28,292

Net realized gain (loss), net of income taxes	150,759

Net change in unrealized appreciation (depreciation) on:
Investments in securities	12,011,590
Foreign currency translations	(1,294)

Net change in unrealized appreciation (depreciation), net of income taxes	12,010,296

Net Realized and Unrealized Gain (Loss), net of income taxes	12,161,055

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,221,958

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended May 31, 2019	For the Year Ended November 30, 2018
Change in Net Assets:
From Operations:
Net investment income (loss), net of income taxes	$(1,939,097)	$(4,383,753)
Net realized gain (loss), net of income taxes	150,759	13,934,910
Net change in unrealized appreciation (depreciation), net of income taxes	12,010,296	2,384,282

Net increase (decrease) in net assets resulting from operations	10,221,958	11,935,439

Distributions to shareholders	—	(14,791,374)
Tax return of capital to shareholders	(12,378,523)	(9,965,672)

Total distributions	(12,378,523)	(24,757,046)

Total increase (decrease) in net assets	(2,156,565)	(12,821,607)
Net Assets:
Beginning of period	258,178,477	271,000,084

End of period	$256,021,912	$258,178,477

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended May 31, 2019 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$10,221,958
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(104,711,807)
Proceeds from sales and maturities of long-term investments	107,794,869
Net purchases, sales and maturities of short-term investments	1,188,265
Return of capital on distributions	11,807,833
Net amortization of premium on investments in securities	40,915
Net increase in dividends and interest receivable and other assets	(179,536)
Net increase in interest expense payable, accrued expenses and other liabilities	330,990
Net change in unrealized appreciation on investments in securities	(12,011,590)
Net realized gain on investments in securities	(122,467)

Cash provided by operating activities	14,359,430

Cash Flows from Financing Activities:
Distributions paid	(12,385,582)
Net decrease in overdraft due to custodian	(1,952,596)

Cash used for financing activities	(14,338,178)

Increase (decrease) in cash	21,252
Cash at beginning of period	—

Cash at end of period (including foreign currency)	$21,252

Supplemental Disclosure of Cash Flow Information:

During the six months ended May 31, 2019, interest paid was $1,370,268.

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended May 31, 2019	For the Year Ended November 30,
Per Share Operating Performance:		2018	2017	2016	2015[a]	2014[a]
Net asset value, beginning of period	$9.64	$10.11	$11.87	$13.01	$22.50	$19.44

Income (loss) from investment operations:

Net investment income (loss)[b]	(0.07)	(0.16)	(0.15)	(0.17)	0.06	(0.01)
Net realized and unrealized gain (loss)	0.45	0.61	(0.69)	0.20	(8.24)	4.33

Total from investment operations	0.38	0.45	(0.84)	0.03	(8.18)	4.32

Less dividends and distributions to shareholders from:

Net investment income	—	(0.55)	(0.20)	—	(0.18)	—
Net realized gain	—	—	—	—	—	(1.09)
Tax return of capital	(0.46)	(0.37)	(0.72)	(1.17)	(1.14)	(0.17)

Total dividends and distributions to shareholders	(0.46)	(0.92)	(0.92)	(1.17)	(1.32)	(1.26)

Anti-dilutive effect from the repurchase of shares	—	—	—	—	0.01	0.00 [c]

Net increase (decrease) in net asset value	(0.08)	(0.47)	(1.76)	(1.14)	(9.49)	3.06

Net asset value, end of period	$9.56	$9.64	$10.11	$11.87	$13.01	$22.50

Market value, end of period	$9.24	$8.74	$9.38	$10.37	$11.09	$20.25

Total net asset value return[d]	4.36%[e]	4.50%	–7.27%	2.75%	–37.40%	23.36%

Total market value return[d]	11.26%[e]	2.12%	–1.52%	5.31%	–40.71%	24.18%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$256.0	$258.2	$271.0	$318.1	$348.6	$604.3

Ratios to average daily net assets:

Expenses[f]	3.01%[g]	2.59%	2.32%	2.95%	(0.74)%	4.15%

Expenses (excluding deferred tax benefit/expense)	3.01%[g]	2.59%	2.32%	2.95%	2.47%	2.26%

Expenses (excluding deferred tax benefit/expense and interest expense)	1.76%[g]	1.66%	1.66%	2.16%	1.73%	1.63%

Net investment income (loss)[f]	(1.48)%[g]	(1.52)%	(1.25)%	(1.63)%	4.10%	(2.25)%

Net investment income (loss) (excluding deferred tax benefit/expense allocated to realized and unrealized gain (loss))	(1.48)%[g]	(1.52)%	(1.25)%	(1.63)%	0.34%	(0.07)%

Ratio of expenses to average daily managed assets[f,h]	2.08%[g]	1.87%	1.74%	2.09%	(0.51)%	2.99%

Portfolio turnover rate	29%[e]	58%	46%	54%	29%	28%

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended May 31, 2019	For the Year Ended November 30,
Credit Agreement		2018	2017	2016	2015[a]	2014[a]

Asset coverage ratio for credit agreement	319%	321%	358%	403%	255%	369%

Asset coverage per $1,000 for credit agreement	$3,188	$3,207	$3,581	$4,029	$2,549	$3,686

[a]

Consolidated with Cohen & Steers MLP Investment Fund (the Subsidiary). After the close of business on November 30, 2015, all of the assets and liabilities of the Subsidiary were transferred to the Fund in a tax-free transaction.

[b]	Calculation based on average shares outstanding.
[c]	Amount is less than $0.005.
[d]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[e]	Not annualized.
[f]	Ratio includes the deferred tax benefit/expense allocated to net investment income (loss) and the deferred tax benefit/expense allocated to realized and unrealized gain (loss), if any.
[g]	Annualized.
[h]	Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on December 13, 2012 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Fund’s investment objective is to provide attractive total return, comprised of high current income and price appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of May 31, 2019 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Master Limited Partnerships and Related Companies	$336,479,415	$336,479,415	$—	$—
Preferred Securities—$25 Par Value:
Utilities	1,652,073	1,180,614	471,459	—
Other Industries	11,551,283	11,551,283	—	—
Preferred Securities—Capital Securities	19,114,749	—	19,114,749	—
Short-Term Investments	5,761,348	—	5,761,348	—

Total Investments in Securities[a]	$374,558,868	$349,211,312	$25,347,556	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Master Limited Partnerships and Related Companies— Diversified Midstream
Balance as of November 30, 2018	$2,765,184
Change in unrealized appreciation (depreciation)	(1,094,400)
Transfer out of Level 3[a]	(1,670,784)

Balance as of May 31, 2019	$—

[a]

As of November 30, 2018, the Fund used significant unobservable inputs in determining the value of this investment. As of May 31, 2019, the Fund used a quoted price in determining the value of the same investment, which resulted from the registration of these shares.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from MLPs are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. For the six months ended May 31, 2019, the Fund has estimated approximately 99.3% of distributions from MLPs as return of capital.

Master Limited Partnerships: Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the Code), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes and unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: The Fund makes regular monthly distributions pursuant to the Policy. Dividends from net investment income, if any, are declared quarterly and paid monthly. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended May 31, 2019, the investment advisor considers it likely that a significant portion of the distributions will be characterized as distributions from return of capital upon the final determination of the Fund’s taxable income after November 30, 2019, the Fund’s fiscal year end.

Income Taxes: The Fund, which is treated as a C corporation for U.S. Federal income tax purposes, is obligated to pay federal and state income tax on its taxable income. The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLPs taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance, which would offset some or all of the deferred tax asset, is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes, it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax asset or liability.

For all open tax years and for all major jurisdictions, management of the Fund has analyzed and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s tax positions for the tax years for which the applicable

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

statutes of limitations have not expired are subject to examination by the Internal Revenue Service and by state departments of revenue.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of any borrowings, used for leverage, outstanding.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily managed assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily managed assets of the Fund. For the six months ended May 31, 2019, the Fund incurred $151,483 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $1,961 for the six months ended May 31, 2019.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended May 31, 2019, totaled $107,040,190 and $107,926,935, respectively.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Income Tax Information

As of May 31, 2019, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$316,315,745

Gross unrealized appreciation on investments	$69,328,487
Gross unrealized depreciation on investments	(11,085,364)

Net unrealized appreciation (depreciation) on investments	$58,243,123

The Fund’s income tax expense/(benefit) for the six months ended May 31, 2019 consists of the following:

Deferred
Federal	$2,121,859
State	145,425
Valuation allowance	(2,267,284)

Total tax expense/(benefit)	$—

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of May 31, 2019, are as follows:

Deferred tax assets:
Net operating loss	$22,100,504
Capital loss carryforward	17,180,288
Passive activity losses	139,919
Other	214,184
Valuation allowance	(26,057,665)

Total deferred tax asset	13,577,230

Deferred tax liabilities:
Unrealized gain on investments	(13,577,230)

Total net deferred tax asset/(liability)	$—

Other deferred tax assets represents net operating and capital losses for certain MLP securities held in the portfolio at May 31, 2019 which will be available upon disposition of these securities.

The Fund reviews the recoverability of its deferred tax assets based upon the weight of the available evidence. When assessing, the Fund’s management considers available carrybacks,

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

reversing temporary taxable differences, and tax planning, if any. As a result of management’s analysis of the recoverability of the Fund’s deferred tax assets, as of May 31, 2019, the Fund recorded a valuation allowance of $26,057,665. The Fund will continue to assess the need for a valuation allowance in the future. Significant increases in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in the removal of the valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

Total income tax expense/(benefit) (current and deferred) has been computed by applying the federal statutory income tax rate of 21% plus a blended state income tax rate of 2.3% to the Fund’s net investment income and realized and unrealized gains (losses) on investments before taxes for the six months ended May 31, 2019, as follows:

Deferred
Application of statutory income tax rate	$2,146,611
State income taxes, net of federal benefit	234,829
Tax benefit on permanent items	(27,508)
Change in estimated state deferred tax rate	(86,648)
Change in valuation allowance	(2,267,284)

Total income tax benefit	$—

The Fund’s tax expense or benefit, if any, is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates.

The Fund has net operating loss (NOL) carryforwards of $97,218,741 that are available to offset future taxable income. Under current tax law, NOLs have different carryback and carryforward periods and limitations depending on the date incurred. NOLs generated in tax years ending prior to December 31, 2017 can be carried back 2 years and forward 20 years. NOLs generated in tax years ending after December 31, 2017 cannot be carried back but can be carried forward indefinitely. Additionally, the utilization of NOLs generated in tax years ending after December 31, 2017 will be limited to the lesser of the total available NOLs or 80% of taxable income. The Fund has NOL carryforwards for federal income tax purposes as follows:

Year Ended	Amount	Expiration
November 30, 2013	$1,343,285	November 30, 2033
November 30, 2014	19,633,915	November 30, 2034
November 30, 2015	36,870,973	November 30, 2035
November 30, 2016	9,144,606	November 30, 2036
November 30, 2017	17,275,929	November 30, 2037
November 30, 2018	10,165,051	Indefinite
November 30, 2019[a]	2,784,982	Indefinite

[a]	Estimated as of May 31, 2019.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Net capital loss carryforwards of $73,743,688 are available to offset future capital gains. Capital loss carryforwards can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2021. The Fund has net capital loss carryforwards for federal income tax purposes as follows:

Year Ended	Amount	Expiration
November 30, 2016	$62,455,313	November 30, 2021
November 30, 2019	11,288,375	November 30, 2024

Note 5. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the six months ended May 31, 2019 and the year ended November 30, 2018, the Fund did not issue any shares of common stock for the reinvestment of dividends.

The Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2019 through December 31, 2019.

During the six months ended May 31, 2019 and the year ended November 30, 2018, the Fund did not effect any repurchases.

Note 6. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The Fund may pay a fee of 0.45% per annum on any unused portion of the credit agreement. Under the amended agreement, the Fund may draw on the credit line up to the maximum $225,000,000 commitment amount on one day’s notice to, and with approval by, BNPP.

BNPP may not change certain terms of the credit agreement except upon 360 days’ notice. Also, if the Fund violates certain other conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding.

If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed rate portions of the credit facility. The Fund may have to pay a breakage fee with respect to a prepayment of all or a portion of the fixed rate financing under the credit facility.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

As of May 31, 2019, the Fund had outstanding borrowings of $117,000,000. During the six months ended May 31, 2019, the Fund borrowed an average daily balance of $117,000,000 at a weighted average borrowing cost of 2.8%.

Note 7. Other Risks

MLP Investment Risk: An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. MLPs may have additional expenses, as some MLPs pay incentive distribution fees to their general partners. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example a conflict may arise as a result of incentive distribution payments.

MLPs may have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes which presents unique investment risks. MLPs and other small capitalization companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. MLPs and other smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. The value of MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If MLPs were subject to U.S. federal income taxation as a corporation, the MLPs would be required to pay U.S. federal income tax on their taxable income which would have the effect of reducing the amount of cash available for distribution to the MLP unitholders. This would also cause any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. As a result, after-tax returns could be reduced, which could cause a decline in the value of MLPs.

Energy Sector Risk: The Fund is subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. In addition, there are several specific risks associated with investments in the energy sector, including the following: Commodity Price Risk, Depletion Risk, Supply and Demand Risk, Regulatory Risk, Acquisition Risk, Weather Risks, Exploration Risk, Catastrophic Event Risk, Interest Rate Transaction Risk, Affiliated Party Risk and Limited Partner Risk and Risks of Subordinated MLP

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Units. MLPs which invest in the energy industry may be highly volatile due to significant fluctuation in the prices of energy commodities as well as political and regulatory developments.

Market Volatility Risk: Under normal market conditions, the Fund will invest at least 80% of its managed assets in energy-related MLPs and companies that are involved in the exploration, production, gathering, transportation, processing, storage, refining, distribution or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources (Related Companies). The Fund’s strategy of focusing its investments in MLPs and Related Companies means that the performance of the Fund will be closely tied to the performance of the energy infrastructure industry. Market volatility in the energy markets may significantly affect the performance of the energy infrastructure industry, as well as the performance of the MLPs and Related companies in which the Fund invests. In addition, volatility in the energy markets may affect the ability of MLPs and Related Companies to finance capital expenditures and new acquisitions and to maintain or increase distributions to investors due to a lack of access to capital.

Interest Rate Risk to MLPs and Related Companies: Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. These risks may be greater in the current market environment because certain interest rates are at historically low levels.

Counterparty Risk: Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Liquidity Risk: Although the equity securities, including those of the MLPs, in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those of MLPs and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may be one of the largest investors in certain sub-sectors of the energy or natural resource sectors. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the investment advisor believes it is desirable to do so.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Non-Diversification Risk: As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

On March 29, 2017, the United Kingdom (the UK) formally notified the European Council of its intention to leave the EU and commenced the formal process of withdrawing from the EU (referred to as Brexit). Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences and precise timeframe for Brexit, how it will be conducted, how negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules and amendments that modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

LIBOR Risk: Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Guidance

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption will not have a material effect on the timing of income recognized by the Fund and will have no effect on the Fund’s net assets or overall operations.

In August 2018, the FASB issued a new ASU No. 2018-13, “Fair Value Measurement (Topic 820), Disclosure Framework- Changes to the Disclosure Requirements for Fair Value Measurement”. The amendments to ASU 2018-13 are intended to improve the effectiveness of disclosures in the notes to financial statements through modifications to disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The Fund has adopted the amended disclosures permissible under the update. The adoption had no effect on the Fund’s net assets or results of operations.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after six months ended May 31, 2019 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 25, 2019. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted for	Authority Withheld
To elect Directors:

Daphne L. Richards	20,982,293	2,431,015
Gerald J. Maginnis	21,003,068	2,410,240
Joseph M. Harvey	21,020,238	2,393,070

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended May 31, 2019) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	5 Years	Since Inception (3/26/13)	One Year	5 Years	Since Inception (3/26/13)
–3.80%	–7.10%	–2.68%	–1.44%	–6.18%	–3.93%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission’s (the SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

The Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q has now been rescinded. Disclosures of the Fund’s complete holdings are now required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-Q (and once available, Form N-PORT), is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s current or accumulated earnings and profits. Distributions in excess of the Fund’s current earnings and profits are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Change in Board of Directors

Frank K. Ross retired from the Board of Directors on December 31, 2018 pursuant to the Fund’s mandatory retirement policy.

Change to Portfolio Managers

Effective December 31, 2018, Robert S. Becker no longer serves as a portfolio manager to the Fund. Benjamin Morton and Tyler S. Rosenlicht remain portfolio managers of the Fund.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800-330-7348

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

(FORMERLY COHEN & STEERS DIVIDEND VALUE FUND)

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies.

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

Benjamin Morton

Vice President

Tyler S. Rosenlicht

Vice President

Dana A. DeVivo

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

150 Royall Street

Canton, MA 01021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:    MIE

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

MLP Income

and Energy

Opportunity Fund

Semiannual Report May 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

MIESAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a)	Not Applicable.

(b)	The registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during the Fund’s most recent fiscal year.

(b)	The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the Fund’s most recent fiscal year.

Item 13. Exhibits.

(a)	(1) Not Applicable.

(a)	(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)	(3) Not applicable.

(a)	(4) Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: Principal Executive Officer
(President and Chief Executive Officer)

Date:	August 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: Principal Executive Officer
(President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Financial Officer
(Chief Financial Officer)

Date:	August 1, 2019